SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549



                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 1998

                         First Defiance Financial Corp.
             (Exact name of registrant as specified in its charter)



          Ohio                       0-26850                       34-1803915
------------------------     ---------------------           -------------------
(State of Incorporation)     (Commission File No.)           (IRS Employer
                                                             Identification No.)



                    601 Clinton Street, Defiance, Ohio 43512
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: 419-782-5015.

                                    FORM 8-K/A

Item 2.           Acquisition or Disposition of Assets.

                  On July 1, 1998 First Defiance Financial Corp. ("First Defiance") completed the acquisition of The Leader Mortgage Company ("Leader"), a privately held, Cleveland, Ohio-based mortgage banking company. First Defiance paid $33 million in cash to the Leader shareholders at the closing and will pay an additional $2 million upon the resolution of certain contingencies within a two-year period and will pay up to an additional $4.5 million in retention and non-compete payments to certain key employees. The source of funds for the acquisition was operating capital.

                  Leader is operating as a subsidiary of First Defiance's wholly owned subsidiary, First Federal Savings and Loan ("First Federal"), Defiance, Ohio. Leader maintains its Cleveland headquarters and continues to operate under The Leader Mortgage Company name.

                  As of June 30, 1998, Leader had a total servicing portfolio of approximately 81,000 loans and $4.7 billion.

                  The completion of the acquisition was previously reported by First Defiance on a Form 8-K filed July 16, 1998.

Item 7.           Financial Statements and Exhibits.

                  (a)      Financial Statements of Businesses Acquired.

                           (1) The following financial  statements of The Leader

                  Mortgage Company are filed as exhibits to this Form 8-K:

                  Balance Sheet as of June 30, 1998

                  Statement of Operations for the Nine Month Period Ended June 30, 1998

                  Statement of Changes in Stockholders' Equity for the Nine Month Period Ended June 30, 1998

                  Statement of Cash Flows for the Nine Month Period Ended June 30, 1998

                  Notes to the Financial Statements

                  Balance Sheet as of September 30, 1997

                  Statement of Income for the Year Ended September 30, 1997

                  Statement of Changes in Stockholders' Equity for the Year Ended September 30, 1997

                  Statement of Cash Flows for the Year Ended September 30, 1997

                  Notes to the Financial Statements

                  (b)      Pro Forma Financial Information.

                           (1) The following pro forma financial  information is
                  filed as an exhibit to this Form 8-K:

                  Unaudited Proforma Condensed Consolidated Balance Sheet at June 30, 1998

                  Notes to the Unaudited Proforma Condensed Consolidated Balance Sheet at June 30, 1998

                  Unaudited Proforma Condensed Consolidated Statement of Income for the Six Months Ended June 30, 1998

                  Unaudited Proforma Condensed Consolidated Statement of Income for the Year Ended December 31, 1997

                  Notes  to  the  Unaudited  Proforma   Condensed   Consolidated
                  Statements of Income for the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Date:    September 14, 1998                       FIRST DEFIANCE FINANCIAL CORP.




                                                  By:/s/ John C. Wahl
                                                     ----------------
                                                     John C. Wahl
                                                     Senior Vice President,
                                                     Chief Financial Officer

                                    EXHIBITS





Exhibit
Number            Description





2 Agreement and Plan of Reorganization, dated April 10, 1998, by and among First Defiance Financial Corp., First Federal Savings and Loan Association and The Leader Mortgage Company


         Previously filed as Exhibit (2) to the Form 8-K filed by the Registrant on July 16, 1998


23.1     Consent of Ernst & Young LLP

23.2     Consent of Deloitte & Touche LLP

99.1 Financial Statements of The Leader Mortgage Company as of and for the Nine Months Ended June 30, 1998

99.2 Financial Statements of The Leader Mortgage Company as of and for the Year Ended September 30, 1997

99.3     First Defiance Financial Corp. and The Leader Mortgage Company:

         Unaudited  Proforma  Condensed  Consolidated  Balance Sheet at June 30,
         1998

         Notes to the Unaudited Proforma Condensed Consolidated Balance Sheet at June 30, 1998

         Unaudited Proforma Condensed Consolidated Statement of Income for the Six Months Ended June 30, 1998

         Unaudited Proforma Condensed Consolidated Statement of Income for the Year Ended December 31, 1997

         Notes to the Unaudited Proforma Condensed Consolidated Statements of Income for the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997